EXHIBIT NO.  32.2

                CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of Globe Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the quarter ended
March 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                             /s/ Joseph McCarthy,III
                                             _______________________________
                                             Name: Joseph McCarthy, III
                                             Title: Chief Accounting Officer





Date: May 11, 2004






























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